SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2005

Under the sections titled “TCW Galileo Aggressive Growth Equities Fund” at page 16 and “TCW Galileo Small Cap Growth Fund” at page 44, Christopher J. Ainley and Douglas S. Foreman are deleted as Fund portfolio managers.

Under the section titled “Portfolio Managers” at page 56, Christopher J. Ainley and Douglas S. Foreman are deleted.

January 6, 2006

Galeip 1/2006